AMERICAN INDEPENDENCE FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED MARCH 16, 2015

TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2015

(AS SUPPLEMENTED THROUGH MARCH 2, 2015)

AMERICAN INDEPENDENCE STOCK FUND

 (TICKER SYMBOL:  ISFSX)

This Supplement supersedes and replaces in its entirety the Supplement dated March 2, 2015.

The information in this Supplement supersedes and replaces in its entirety the previously-filed supplement dated March 2, 2015, to the Prospectus and Statement of Additional Information (“SAI”), each dated March 1, 2015, and updates certain information with respect to the Class C shares of the American Independence Stock Fund (the “Fund”), a series of the Trust.

Effective March 17, 2015, the temporary suspension of the offering of Class C shares of the Fund is no longer effective and the shares are now available for purchase.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE